Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amendment (the “Amendment”) to the Quarterly Report of CareMax, Inc. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2024, as filed with the Securities and Exchange Commission on May 13, 2024 (the “Report”), I, Kevin Wirges, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: May 13, 2024

/s/ Kevin Wirges
Name: Kevin Wirges
Title: Executive Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)